United States
Securities and Exchange Commission
Washington, DC 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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Filed by a Party other than the Registrant ☐
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☑     Definitive Proxy Statement
☐     Definitive Additional Materials
☐     Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12
PDG ENVIRONMENTAL, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, If Other Than The Registrant)
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☐     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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PDG ENVIRONMENTAL, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 6, 2007

TO THE STOCKHOLDERS OF PDG ENVIRONMENTAL, INC.:

NOTICE IS HEREBY GIVEN THAT the Annual Meeting of Stockholders of PDG Environmental, Inc., a Delaware corporation (the “Corporation”), will be held at the Corporation’s offices at the Westinghouse Science & Technology Center, 1386 Beulah Road, Building 801, Pittsburgh, Pennsylvania 15235, on Tuesday, November 6, 2007 at 9:00 o’clock a.m., Eastern Daylight Savings Time, for the following purposes:

(a)	To elect five (5) directors to each serve for a term of one year and until their successors have been elected and qualified;

(b)	To approve an amendment to the PDG Environmental, Inc. Incentive Stock Option Plan to increase by 500,000 the number of shares of common stock of PDG Environmental, Inc., which may be granted thereunder, for a total of 5,500,000;

(c)	To ratify the selection of Malin, Bergquist & Company, LLP as the Corporation’s independent registered public accounting firm for the fiscal year ending January 31, 2008; and

(d)	To transact such other business as may properly come before the meeting or any adjournment or postponement of the Annual Meeting.

The forgoing matters are described in more detail in the enclosed proxy statement. The Board of Directors has fixed September 24, 2007, at the close of business, as the record date for the purpose of determining the stockholders who are entitled to receive notice of and to vote at the Annual Meeting or at any adjournment or postponement thereof.

All stockholders are cordially invited to attend the Annual Meeting in person. Whether or not you plan to attend the Annual Meeting, we urge you to complete, date, sign and return the enclosed proxy as promptly as possible in the envelop enclosed to ensure your representation and the presence of a quorum at the Annual Meeting. Should you receive more than one proxy because your shares are registered in different names and addresses, each proxy should be signed and returned to assure that all your shares will be voted. You may revoke your proxy at any time before the Annual Meeting. If you attend the Annual Meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the Annual Meeting will be counted. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain from the record holder a proxy issued in your name.

By Order of the Board of Directors

James D. Chiafullo
Secretary

Pittsburgh, Pennsylvania
September 21, 2007

PROXY STATEMENT
GENERAL INFORMATION REGARDING VOTING
PROPOSAL ONE: ELECTION OF DIRECTORS
EXECUTIVE COMPENSATION
Summary Compensation Table
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
AUDIT COMMITTEE MATTERS
REPORT OF THE AUDIT COMMITTEE
PROPOSAL TWO: PROPOSAL TO AMEND THE PDG ENVIRONMENTAL, INC. INCENTIVE STOCK OPTION PLAN
PROPOSAL THREE: PROPOSAL TO RATIFY THE SELECTION OF MALIN, BERGQUIST & COMPANY, LLP AS THE CORPORATION’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
OTHER MATTERS
STOCKHOLDER PROPOSALS FOR 2008 ANNUAL MEETING

PROXY STATEMENT

PDG ENVIRONMENTAL, INC.
1386 BEULAH ROAD, BUILDING 801
PITTSBURGH, PENNSYLVANIA 15235
(412) 243-3200

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD
NOVEMBER 6, 2007

This Proxy Statement is being furnished to all stockholders of PDG Environmental, Inc., a Delaware corporation (the “Corporation”), in connection with the solicitation of proxies by the Board of Directors of the Corporation for use at the Annual Meeting of the Stockholders of the Corporation to be held on November 6, 2007 at 9:00 a.m., Eastern Daylight Savings Time, at the Corporation’s offices at the Westinghouse Science & Technology Center, 1386 Beulah Road, Building 801, Pittsburgh, Pennsylvania 15235 and any adjournment or postponement of the Annual Meeting for the purposes set forth in this Proxy Statement and the accompanying Notice of Annual Meeting of Stockholders. This Proxy Statement and accompanying Notice of Annual Meeting of Stockholders are being sent to the stockholders of the Corporation on or about September 24, 2007.

GENERAL INFORMATION REGARDING VOTING

Record Date

The Board of Directors of the Corporation has fixed the close of business on September 24, 2007 as the record date for the determination of stockholders of the Corporation entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof (the “Record Date”). All holders of record of shares of the common stock, par value $0.02, of the Corporation (“Common Stock”) as of the Record Date will be entitled to vote at the Annual Meeting on all matters voted upon. At the close of business on September 14, 2007, there were 20,765,276 shares of Common Stock outstanding and entitled to vote. On September 14, 2007 the Common Stock was held by 1,705 stockholders of record. There may be subsequent issuances of the Corporation’s Common Stock from September 14, 2007 until the record date of September 24, 2007 from the exercise of stock options and warrants and from conversion of the Corporation’s Series C Preferred Stock into Common Stock.

Quorum and Votes Per Share

The presence, in person or by properly executed proxy, of the holders of shares representing a majority of the voting power outstanding on the Record Date is necessary to constitute a quorum at the Annual Meeting. Shares present at the Annual Meeting in person or represented by proxy and entitled to vote (including shares which abstain or do not vote) will be counted for purposes of determining whether a quorum exists at the Annual Meeting.

On all matters to be voted upon at the Annual Meeting, the holders of Common Stock are entitled to cast one (1) vote per share. Stockholders shall not be entitled to cumulative votes on any matter brought before them at the Annual Meeting.

Abstentions; Broker Non-Votes

All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker “non-votes.” Abstentions and broker “non-votes” are included in the determination of the number of shares present at the Annual Meeting for purposes of determining whether a quorum is present. An abstention will have the same effect as a negative vote except with respect to the election of directors in which case an abstention will have no effect since directors are elected by a plurality vote. Broker “non-votes” are not counted in the tabulation of votes cast on proposals presented to stockholders because shares held by a broker are not considered to be entitled to vote on matters as to which broker authority is withheld. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner has not received instructions from the beneficial owner and does not have discretionary voting power with respect to that item.

Shares Held by Directors and Officers

As of September 14, 2007, the directors and officers of the Corporation as a group beneficially owned approximately 16% of the Common Stock. See “Security Ownership of Certain Beneficial Owners and Management.” Each director and officer of the Corporation has indicated that he intends to vote in favor of each of the matters to be acted upon at the Annual Meeting.

Proxies

All shares of Common Stock which are represented at the Annual Meeting by properly executed proxies received by the Board of Directors prior to or at the Annual Meeting and not revoked will be voted at the Annual Meeting and will be voted in accordance with the instructions indicated on such proxies including any instruction directing abstention from voting. If no instructions are indicated with respect to any shares for which properly executed proxies are received, such proxies will be voted:

•	“For” the election of the five (5) nominees for the Board of Directors (or such substitute nominees as set forth herein),

•	“For” the amendment to the PDG Environmental, Inc. Incentive Stock Option Plan,

•	“For” the ratification of the selection of Malin, Bergquist & Company, LLP as the Corporation’s independent auditor for the fiscal year ending January 31, 2008.

In addition, if any other matters come before the Annual Meeting, the person named in the accompanying form of proxy will have the discretion to vote the shares represented by the proxies, or otherwise act with respect to such matters, in accordance with their best judgment.

Revocation of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it any time before it is voted. Proxies may be revoked by filing a written notice of such revocation with the Secretary, PDG Environmental, Inc., 1386 Beulah Road, Building 801, Pittsburgh, Pennsylvania 15235. In addition, a proxy will be deemed to be revoked if the stockholder either (a) attends and votes at the Annual Meeting, or (b) executes and delivers to the Secretary a proxy bearing a later date.

Expenses of Solicitation

Proxies are being solicited by and on behalf of the Board of Directors of the Corporation. All expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement, will be borne by the Corporation. In addition to solicitation by use of the mails, proxies may be solicited by directors, officers and employees of the Corporation in person or by telephone, telegram or other means of communication. Such directors, officers and employees will not be additionally compensated, but may be reimbursed for any out-of-pocket expenses incurred by them in connection with such solicitation. Proxies will be tabulated by the Corporation’s transfer agent, Continental Stock Transfer & Trust Company, as they are received and updated at the Annual Meeting.

PROPOSAL ONE:
ELECTION OF DIRECTORS

The Board of Directors has nominated five (5) directors for election at the Annual Meeting. Each director to be elected will hold office until the next Annual Meeting of Stockholders and until such director’s successor is elected and has qualified, or until such director’s earlier death, resignation or removal.

The Board of Directors has nominated Messrs. Regan, Bendis, Chiafullo, Berkey and Kilpela for election at the 2007 Annual Meeting of Stockholders.

The following table sets forth information regarding the nominees for election. All of the nominees are currently serving as directors and were elected at the 2006 Annual Meeting to serve until the next annual meeting of the Corporation’s stockholders. There are no family relationships among the directors or executive officers of the Corporation. Each of the nominees has consented to serve as a director if elected and management has no reason to believe that any nominee will be unable to serve.

Name, Age and
Principal Occupation	Certain Other Information

John C. Regan (63) Chairman, President, and Chief Executive Officer of PDG Environmental, Inc.	Mr. Regan has served in each of his present positions since December 1990 and has served as a Director since April 1989. He is the founder of Project Development Group, Inc., now our wholly-owned subsidiary, which engages in asbestos abatement and specialty contracting services, and has served as that corporation’s Chairman and President since 1984. Mr. Regan also served as Chairman of the Board of Directors of PDG Remediation, Inc. (PDGR), a company which provided remediation services to assist customers in complying with environmental laws and regulations, from July 1994 until August 1996.

Richard A. Bendis (60) President and CEO of the Bendis Investment Group LLC	Mr. Bendis has served as a Director since 1986. Mr. Bendis is the Founder, President and Chief Executive Officer of the Bendis Investment Group LLC, {BIG} a Global financial intermediary firm that has a formal joint venture management agreement with Drawbridge Special Opportunities Advisors LLC, an affiliate of the Fortress Investment Group, {NYSE, FIG}. Most recently, Mr Bendis served as Chairman, President and CEO of True Product ID, a global publicly traded anti-counterfeiting company {NASDAQ, TPDI}. Previously, he had been the Founder, President and CEO of Innovation Philadelphia (IP}. IP is a public/private partnership dedicated to growing the wealth and the workforce of the Greater Philadelphia Region. Prior to 2001, he was President and CEO of Kansas Technology Enterprise Corporation (KTEC), an entity formed to encourage investment and growth in the State of Kansas. Mr. Bendis, also, has been a corporate executive with Quaker Oats, Polaroid, Texas Instruments, Marion Laboratories, Kimberly Services and Continental Healthcare Systems. Continental was an Inc. 500 software company, which he successfully took public on NASDAQ {CHSI}. In addition, Mr. Bendis founded and managed R.A.B. Ventures, a venture capital firm which invested in early-stage technology and healthcare businesses. He is a frequent international consultant and speaker for the United Nations, NATO and The European Commission, and serves on several Not For Profit Boards.

Name, Age and
Principal Occupation	Certain Other Information

Edgar Berkey (66) Management Consultant	Dr. Berkey has served as Director since 1998. He is a nationally recognized expert on alternative energy and environmental technologies. In 2007, he retired as Vice President and Chief Quality Officer of Concurrent Technologies Corporation and formed E. Berkey and Associates, a management consulting firm. He is a member and Chairman of several advisory committees for the U.S. Department of Energy and National Laboratories and was previously on the Science Advisory Board of the U.S. Environmental Protection Agency. He also is Managing Director of the Innovative Energy practice of Ventana Capital Management, LLC, and serves on the boards of Chester Engineers and North Wind, Inc. Dr. Berkey is the former President and co-founder of the Center for Hazardous Materials Research. Dr. Berkey previously served on the Corporation’s Board of Directors from 1991-1995. He resigned from the Corporation’s Board of Directors in 1995 to serve as a Director of PDG Remediation, Inc., which at that time was an affiliate of the Corporation. He resigned from the Board of Directors of PDG Remediation, Inc. in 1996.

James D. Chiafullo (49) Shareholder/Director, Cohen & Grigsby Secretary of PDG Environmental, Inc.	Mr. Chiafullo has served as a Director since July 1998 and as Secretary since May 2003. Since 1999, Mr. Chiafullo has been a Director in the law firm of Cohen & Grigsby, P.C. headquartered in Pittsburgh. Prior to joining Cohen & Grigsby, P.C., Mr. Chiafullo was a Partner with Thorp Reed & Armstrong LLP. Prior to joining Thorp Reed & Armstrong, LLP, Mr. Chiafullo was a lawyer with Gulf Oil Corporation in Houston, Texas. Cohen & Grigsby, P.C. provide legal services to us. Mr. Chiafullo is a member of the Board of Directors of the Western Pennsylvania Epilepsy Foundation and of the Community Bank Board of First National Bank of Pennsylvania.

Edwin J. Kilpela (61) Independent Business Consultant	Mr. Kilpela has served as a Director since July 1997. Since 2006 he has been an independent business consultant to small and mid-sized companies. From 2003 until 2006, he served as the President and CEO of Soil Safe, Inc. a privately held environmental company located in Baltimore, MD. From 1998 until 2002, Mr. Kilpela was an independent business consultant to small and mid-sized environmental companies. From 1997 to 1998 he was President and Chief Executive Officer of Noxso Corporation, a developmental environmental company. From 1996 until 1997 he was President of Ansaldo Ross Hill. Mr. Kilpela was with Westinghouse Electric Corporation from 1968 to 1996 including serving as General Manager of the Environmental Services Division from 1991 to 1996.

Board Composition and Committees

The Board of Directors currently has five directors, four of whom (Messrs. Bendis, Berkey, Chiafullo and Kilpela) the Board has determined are “independent” as defined in Section 121(A) of the listing standards of the American Stock Exchange (which is the standard used by the Board in determining whether a majority of the Board is independent).

During the fiscal year ended January 31, 2007, there were five regular meetings of the Board of Directors, and each of the incumbent directors attended or participated in at least 80% of the total number of meetings of the Board of Directors. Each of the incumbent directors attended at least 80% of the meetings of the committees of the Board of Directors on which they served during such fiscal year.

The Board of Directors currently has three committees: The Audit Committee, the Compensation Committee and the Nominating Committee.

Audit Committee

The Audit Committee is primarily concerned with the accuracy and effectiveness of the audits of our financial statements by our internal accounting staff and our independent auditors. The Audit Committee’s function is to review our quarterly and annual financial statements with our independent accountants and management; review the scope and results of the examination of our financial statements by the independent accountants; approve all professional services performed by the independent accountants and related fees; recommend the retention or replacement of the independent accountants and periodically review our accounting policies and internal accounting and financial controls. The Audit Committee is also responsible for establishing and overseeing our internal reporting system relating to accounting, internal accounting controls and auditing matters. The Audit Committee is governed by a written charter adopted in 2000 and subsequently amended by our Board of Directors.

The Audit Committee presently consists of Messrs. Bendis, Berkey and Kilpela. The Board of Directors has determined that each of Messrs. Bendis, Berkey, and Kilpela is an “independent director” as that term is defined by Rule 10-A-3 under the Securities Exchange Act of 1934, as amended. Mr. Bendis serves as Chairman of the Audit Committee. The Board has determined that Mr. Bendis is an “audit committee financial expert”, as that term is defined in Item 401(h)(2) of Regulation S-K.

The Audit Committee met four times during the fiscal year ended January 31, 2007.

Compensation Committee

The Compensation Committee is responsible for administering the Corporation’s Employee Incentive Stock Option Plan, designating the employees eligible to participate in such plan, the number of options to be granted and the terms and conditions of each option. The Compensation Committee also reviews the performance of the Corporation’s Chief Executive Officer and makes recommendations with respect to the compensation of the Corporation’s Chief Executive Officer. The Chairman of the Compensation Committee is Mr. Kilpela, and the other members of the Compensation Committee are Mr. Berkey and Mr. Chiafullo. In addition to being “independent” under the AMEX listing standards, each member of the Compensation Committee is an “independent director” as defined by AMEX listing standards, an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) and a “non-employee director” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Compensation Committee did not meet during the fiscal year ended January 31, 2007.

Nominating Committee

The Nominating Committee makes recommendations to the Board of Directors regarding the size and composition of the Board of Directors.

The Nominating Committee presently consists of Messrs. Kilpela, Bendis and Berkey with Mr. Berkey serving as Chairman. The Nominating Committee did not meet during the fiscal year ended January 31, 2007 but did consider candidates for the Board of Directors.

Identification and Evaluation of Nominees for Directors

The Nominating Committee regularly assesses the appropriate size of the Board, and whether any vacancies on the Board are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the Nominating Committee considers various potential candidates for director. Candidates may come to the attention of the Nominating Committee through current members of the Board, professional search firms, employees, stockholders or other persons.

These candidates are evaluated at regular or special meetings of the Nominating Committee, and may be considered at any point during the year.

The Nominating Committee considers properly submitted stockholder recommendations for candidates for the Board. In evaluating such recommendations, the Nominating Committee uses the same qualification standards as are used for all other candidates. To recommend a prospective nominee for the Nominating Committee’s consideration, a stockholder must have held no less than 10,000 shares of our stock for a continuous 12-month period. Stockholder recommendations must be submitted in writing to the Corporation’s Corporate Secretary at PDG Environmental, Inc., 1386 Beulah Road, Building 801, Pittsburgh, PA 15235 and must include (a) the proposed candidate’s personal and business information, (b) the class and number of Corporation’s securities he/she owns, (c) a description of all arrangements or understandings between the stockholder and the nominee and any other person or persons (naming such persons or persons) pursuant to which the nomination is to be made by the stockholder and (d) all other information regarding the stockholder’s proposed nominee that is required to be disclosed in solicitations of proxies for elections of directors in an election contest, or is otherwise required, pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, and Rule 14a-11 thereunder (including such person’s written consent to be named in the proxy statement as a nominee and to serving as a director if elected). Recommendations must also be accompanied by personal references including a supporting statement from the recommending stockholder regarding a proposed candidate’s character and judgment.

In addition, the bylaws of the Corporation permit stockholders to nominate directors for election at an annual stockholder meeting. To nominate a director, the stockholder must deliver a proxy statement and form of proxy to holders of a sufficient number of shares to elect such nominee and comply with all other requirements set forth in our bylaws and Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended. In addition, the stockholder must give timely notice to the Corporate Secretary of the Corporation in accordance with the bylaws of the Corporation which, in general, require that the notice be received by the Corporation Secretary of the Company within the time period described below under “Stockholder Proposals for 2008 Annual Meeting.”

The Nominating Committee utilizes a variety of methods for identifying and evaluating candidates for director. In evaluating the qualifications of the candidates, the Nominating Committee considers many factors, including, issues of character, judgment, integrity, independence, age, expertise, diversity of experience, length of service, other commitments and other characteristics which the Nominating Committee deems important in their directors. A candidate should have sufficient financial or accounting knowledge to add value to the financial oversight role of the Board of Directors. The Nominating Committee evaluates such factors, among others, and does not assign any particular weighting or priority to any of these factors. The Nominating Committee also considers each individual candidate in the context of the current perceived needs of the Board as a whole. While the Nominating Committee has not established specific minimum qualifications for director candidates, the Nominating Committee believes that candidates and nominees must reflect a Board that is comprised of directors who have competency in the following areas: (i) industry knowledge; (ii) accounting and finance (including expertise of at least one director who would qualify as a “financial expert” as that term is defined the SEC rules; (iii) business judgment; (iv) management; (v) leadership; (vi) business strategy; (vii) crisis management; (viii) corporate governance; (ix) risk management and (x) such other requirements as may be required by applicable rules, such as financial literacy or financial expertise with respect to audit committee members.

Code of Ethics

We have adopted a Code of Business Ethics for directors and executive officers (including our principal executive officer and principal financial officer) (the “Code of Ethics”). A copy of the Code of Ethics is available upon request, free of charge, by contacting our Corporate Secretary at PDG Environmental, Inc., 1386 Beulah Road, Building 801, Pittsburgh, PA 15235.

Stockholder Communications with the Board

Stockholders may communicate with the Board by writing to them by mail or express mail c/o PDG Environmental, Inc., 1386 Beulah Road, Building, 801, Pittsburgh, PA 15235. Any stockholder communications directed to the Board or a member of the Board will first be delivered to the Corporation’s Corporate Secretary who will forward all communications to the Board for review.

Director Attendance at Annual Stockholder Meeting

Members of the Board of Directors are encouraged to attend the 2007 Annual Meeting of Stockholders. However, the Company does not have a policy requiring director attendance.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee consists of Messrs. Berkey, Chiafullo and Kilpela. None of these individuals served as one of the Corporation’s compensated officers or employees at any time during the fiscal year ended January 31, 2007. Mr. Chiafullo has served as corporate secretary, a non-compensated position. None of the Corporation’s current executive officers has ever served as a member of the board of directors or compensation committee of any other entity that has or has had one or more executive officers serving as a member of our board of directors or compensation committee.

Certain Relationships And Related Transactions

At January 31, 2007, we maintained outstanding personal loans to Mr. Regan in the principal amount of $95,000 and related accrued interest of $55,000. This personal loan is evidenced by a demand note. This loan was made to provide Mr. Regan with funds to satisfy personal obligations. The loan to Mr. Regan was made in a series of installments from April 1990 to August 1990. The amount specified represents the highest outstanding balances of the loans during our fiscal year.

Mr. Chiafullo is a Director of Cohen & Grigsby, P.C. which is our legal counsel. During the year ended January 31, 2007, Cohen & Grigsby billed us $406,840 for legal services.

Other than the transactions disclosed herein, we have not entered into any material transactions with any director, executive officer, beneficial owner of five percent (5%) or more of our Common Stock, or family members of such person, in which the amount involved exceeds $120,000.

Although no written formal policy or ratification of related party transactions exists, in practice the Board of Directors must approve all such transactions in advance of any company commitment.

Vote Required

Directors are elected by a plurality of the votes of the shares present at the 2007 Annual Meeting in person or represented by proxy and entitled to vote. Unless otherwise instructed, the proxies will vote “FOR” the election of the nominees listed above. If events not now known or anticipated make any of the nominees unable to serve, the proxies will be voted at the discretion of the holders thereof for other nominees not named herein in lieu of those unable to serve, or the size of the Board of Directors may have to be reduced.

Recommendation of the Board of Directors

The Board of Directors recommends that the stockholders vote “FOR” the election of the nominees listed above.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Compensation program objectives and philosophy

Because we are still a founder-managed company and not a heavily executive laden company and because John Regan, the founder, is subject to an employment agreement with the Company that provides for annual automatic renewal, the extent of the work by the Compensation Committee has been limited. In particular, the annual work of the Compensation Committee is to meet and decide the annual compensation for the Principal Executive Officer (“PEO”) and any bonuses for the then just completed year. This year the members of the Compensation Committee concluded, without a meeting, that no additional base salary was to be paid and that no bonus or equity award needed to be made.

In doing so, the Compensation Committee has considered the commitment, effort, effectiveness of the PEO and most importantly the performance of the Company and shareholder value created by his leadership.

The future of the Company requires that a plan and compensation philosophy be in place to hire and maintain talented executives in the future. For this reason, the Committee plans to adopt a charter soon. In developing our guidelines and ultimately our charter, the following principles are likely to figure greatly in them:

•	To pay salaries that are competitive in our industry and our geographical market.

•	To use, assuming that it makes sense for the Company, executive pay practices that are commonly found in companies engaged in a similar industry.

•	To maintain a ’pay for performance’ outlook, particularly in our incentive programs.

•	To pay salaries, and award merit increases, on the basis of the individual executive’s performance and contributions to our organization.

To attain these goals, we have created an executive compensation program which consists of base pay, a short term cash bonus program and a stock option program and employee benefits.

Our executive compensation program rewards executives for company and individual performance. Company and individual performance are strongly considered when we grant base pay increasers and equity awards. The pool of funds to be used for our short term bonus program is decided by the Board of Directors. For all management and supervising employees of the Company, other than the PEO, the PEO decides such bonuses. The Board, with the recommendation of the Compensation Committee, decides the PEO’s bonus, if any. For the fiscal year ended January 31, 2007, no bonus was paid to the PEO because of the loss incurred in the operation of the business.

The role of the Compensation Committee

Our Compensation Committee has not adopted a formal charter. The Compensation Committee performs the following functions regarding compensation for the named executive officers (“ NEOs”):

•	Review and approve the Company’s goals relating to Principal Executive Officer (“PEO”) compensation.

•	Evaluate the PEO’s performance in light of the goals.

•	Make recommendations to the board regarding compensation to be paid to the other NEOs.

•	Annually review, for all NEOs, annual base salary, short term bonus, long term incentives, employment-related agreements and special benefits.

The components of our executive compensation program

Our executive compensation program consists of three elements: base pay; short term cash bonus and grants of fair market value options in our stock. We use this mix of programs for a variety of reasons:

•	As a package, these types of programs are typically offered by the types of companies from which we would seek executive talent.

•	As a package, these particular programs provide both a current and a long term incentive for the executive officers, thereby aligning the executives’ interests with shareholders.

•	These programs, as a package, provide the executives with short and long term rewards; this serves as a retention, as well as a motivational, device for the executives.

We believe that the package of executive compensation programs that we offer fits our needs well. Our program is competitive; we are able to attract and retain the executive talent that we need to successfully run our business. We do not maintain any type of non-qualified deferred compensation program (either a defined benefit or a defined contribution program) for executives We currently believe that the long term incentive component of our executive compensation program, which uses fair market value stock options, provides executives with an incentive as well as putting a portion of their compensation at risk if our share price declines; we do not currently feel the need to provide additional long term incentives to our executives. In regard to our PEO, we believe that his holdings of Company Stock are a strong incentive to him to manage the Company in a manner that maximizes stockholder value.

Taken as a whole, we believe that our executive compensation program is a cost-effective method of providing competitive pay to our NEOs.

Our process for setting executive pay

The Compensation Committee’s focus is to determine the compensation of the Principal Executive Officer and to review the proposals of the Principal Executive Officer regarding the compensation for his direct reports, which include the NEOs.

Our process for determining the value of each component of executive pay functioned in the following manner for 2007:

Base pay:  Base compensation for all of our NEOs is either provided for in their respective employment agreements or based on market rates. The Principal Executive Officer makes a recommendation for executive base pay increases to the Compensation Committee. The Compensation Committee reviews the information provided by the Principal Executive Officer and its supporting data, and makes a determination of annual base pay increases. There were no base pay increases to the NEOs in 2007.

Annual bonus:  Our annual bonus program for executives is based on the discretion of the Compensation Committee. No annual bonuses were awarded to NEOs in 2007.

As the bonus awards are not determined based on any particular Company metric or metrics related to financial performance, the Company does not have a policy that would require that recipients return the bonus to the Company in the event that a restatement of the Company’s financial statements results in a detriment to the Company.

Equity grants:  In connection with the award of equity grants, the Principal Executive Officer provides the Compensation Committee with a proposal for equity grants as part of the employment contract process. The amount of the grant is based on various factors, including the equity grant ranges for the position which the Company maintains. The Compensation Committee reviews the Principal Executive Officer’s proposal and the underlying information, and makes its determination as to the grant. There were no equity grants to the NEOs in 2007. Mr. Battaglia was granted 500,000 options in fiscal 2008.

We establish the exercise price for our options in the following manner:

For a new hire, the Board approves the grant and establishes the price based on the Company’s closing price on the day of Compensation committee approval; however, if the executive has not yet started employment as of the date of Compensation Committee approval, the price is set as the Company’s closing price on the executive’s first day of work.

For a new contract for a current executive, the Board approves the grant and establishes the price based on the Company’s closing price on the day of Board approval.

Amounts realized in a prior year from annual bonuses or equity awards are not a factor in determining current year equity grants.

We believe that the grant of fair market value stock options, even though there is now a financial statement impact before the options are exercised, continues to provide substantial benefits to the Company and the executive. We benefit because:

•	The options align the executive’s financial interest with the shareholders’ interest.

•	As we do not maintain any other long term incentive plans or non-qualified deferred compensation programs, the options help us retain the executives.

The executives benefit because:

•	They can realize additional income if our shares increase in value.

•	They have no personal income tax impact until they exercise the options.

We do not maintain any equity ownership guidelines for our NEOs. We have adopted a corporate policy which expressly prohibits any NEO from trading in derivative securities of our Company, short selling our securities, or purchasing our securities on margin at any time. We do not time the granting of our options with any favorable or unfavorable news relating to our Company. Proximity of any awards to an earnings announcement, market event or other event related to us is purely coincidental.

Because we feel that each of our NEOs provides unique services to us, we do not use a fixed relationship between base pay, short term bonus and equity awards. When the Compensation Committee or the full Board makes the final decisions about a NEOs total compensation package for a year, the three elements (base pay, short term bonus and equity award) are considered both individually and as a complete package. We do not take into account amounts that a NEO may have realized in a year as a result of short term bonus awards or stock option exercises when we establish pay levels and goals for the current year. Overall, we believe that our total compensation program for executives is reasonable while being competitive with market peers.

Summary Compensation Table

The following table sets forth for the fiscal year ended January 31, 2007, compensation awarded to, paid to, or earned by, our Chief Executive Officer and our Chief Financial Officer who served in such capacity during such fiscal year (the “Named Executive Officers”):

Summary Compensation Table

							Change in
							Pension
							Value and
							Nonqualified
						Non-Equity	Deferred
				Stock	Option	Incentive Plan	Compensation	All Other
Name and		Salary (A)	Bonus	Award (s)	Awards	Compensation	Earnings	Compensation (B)
Principal Position	Year	($)	($)	($)	($)	($)	($)	($)	Total

John C. Regan,	2007	250,000	—	—	—	—	—	36,550	286,550
Chairman & CEO
Todd B. Fortier,	2007	152,345	—	—	—	—	—	—	152,345
CFO(C)

(A)	Represents actual cash compensation.

(B)	All Other Compensation consists of the following:

* $7,600 in annual auto allowance

* $6,800 in annual club membership dues

* $4,650 in personal financial planning services

* $17,500 in Supplemental Life & Disability Premiums

(C)	Mr. Fortier resigned as CFO in April 2007. Mr. Nick Battaglia has been named the new CFO effective May 23, 2007.

Grants of Plan-Based Awards for 2007

There were no grants of Plan-Based Awards to NEOs for the fiscal year ended January 31, 2007.

Option Exercises and Stock Vested Table

	Option Awards		Stock Awards
	Number of Shares		Number of Shares
	Acquired on	Value Realized on	Acquired on	Value Realized on
Name (a)	Exercise (#) (b)	Exercise ($) (c)	Vesting (#) (d)	Vesting ($) (e)

John C. Regan,	50,000	$55,700	—	—
Chairman & CEO
Todd B. Fortier,	—	—	—	—
Chief Financial Officer

Outstanding Equity Awards at Year End

The following table shows the number of shares covered by exercisable and unexercisable options held by the Named Executive Officers on January 31, 2007. There were no other outstanding equity awards as of January 31, 2007.

			Equity
			Incentive Plan
			Awards:
		Number of	Number of
	Number of	Securities	Securities
	Securities	Underlying	Underlying
	Underlying	Unexercised	Unexercised	Option	Option
	Unexercised Options	Options (#)	Unearned	Exercise	Expiration
Name and Principal Position(a)	(#) Exercisable(b)	Unexercisable(c)	Options(d)	Price ($) (e)	Date(f)

John C. Regan,	60,000	—	—	$0.396	3/16/2008
Chairman & CEO(1)	10,000	—	—	$0.957	1/31/2009
	10,000	—	—	$0.583	1/31/2010
	20,000	—	—	$0.44	1/31/2011
	20,000	—	—	$0.506	1/8/2012
	20,000	—	—	$0.209	1/31/2013
	50,000	—	—	$0.65	5/14/2010
	250,000	—	—	$1.52	2/22/2015
Todd B. Fortier,	5,000	—	—	$0.79	3/16/2008
Chief Financial Officer(2)	4,000	—	—	$0.87	1/31/2009
	10,000	—	—	$0.87	1/31/2009
	4,000	—	—	$0.53	1/31/2010
	10,000	—	—	$0.53	1/31/2010
	10,000	—	—	$0.40	1/31/2011
	10,000	—	—	$0.46	1/8/2012
	10,000	—	—	$0.46	1/8/2012
	5,000	—	—	$0.69	1/31/2014
	10,000	—	—	$1.38	3/21/2015

(1)	All Options issued to Mr. Regan are vested as of January 31, 2007

(2)	All Options issued to Mr. Fortier are vested as of January 31, 2007

Post- employment compensation

Mr. Regan has an employment agreement, effective March 15, 2004 for a three-year term. Upon the expiration of the basic three-year term of the agreement, the agreement is automatically renewed for a one-year period until such time as we elect to terminate Mr. Regan’s employment agreement. The agreement provided for a $250,000 annual base salary. The base salary and life and disability insurance benefit shall continue for a three-year period following the date of termination, the death of Mr. Regan, the disability of Mr. Regan or Mr. Regan’s resignation due to a substantial change in ownership of our company or membership of the Board of Directors. In addition, all of Mr. Regan’s rights under the Company’s stock option and incentive plan and all other incentive bonus plans shall fully and completely vest upon the date of such termination and any early termination provisions provided for in such plans shall not apply to rights or options granted to Mr. Regan.

A termination for ‘cause’ occurs if Mr. Regan has:

•	been adjudicated guilty of illegal activities involving moral turpitude by a court of competent jurisdiction;

•	committed any act of fraud or intentional misrepresentation intended to harm the Company;

•	engaged in serious misconduct, which conduct has materially adversely affected the good will or reputation of the Company and which conduct Mr. Regan has not cured within 10 days following written notice from the Board regarding such conduct;

•	materially breached the employment agreement, and which breach Mr. Regan has not cured within 30 days following written notice from the Board regarding such breach;

•	habitually failed to perform the duties and responsibilities of his employment as set forth in his employment agreement or as may be assigned or delegated to him from time to time by the Company or the Board, and which failure Mr. Regan has not cured within 30 days following written notice from the Board regarding such failure;

If Mr. Regan is terminated for cause, he shall receive only six months of base salary and life and disability insurance benefit.

A “substantial change in ownership” means:

•	the sale of over 50% of our assets; or

•	the replacement or change of over 65% of the Board in one fiscal year.

For purposes of the table information regarding post employment payments, we assume the following:

•	Mr. Regan does not have any severance benefit reduced as a result of obtaining employment with a new employer.

•	For substantial change in ownership purposes, a substantial change in ownership occurred on January 31, 2007.

•	Termination of employment occurs on January 31, 2007, and the termination of employment for substantial change of ownership purposes is not for cause.

Post-Employment Payments Table

		Severance	Death,
	Severance	Not for	Disability or	Change in
Name and Principal Position	for Cause	Cause	Retirement	Control

John C. Regan,	$133,750	$802,500	$802,500	$802,500
Chairman & CEO
Todd B. Fortier,	$0	$0	$0	$0
Chief Financial Officer

Compensation of Directors

The following table sets forth the compensation paid to our non-employee directors in 2007.

	Fees			Non-Equity	Nonqualified
	Earned or			Incentive Plan	Deferred	All Other
	Paid in	Stock	Option	Compensation	Compensation	Compensation
Name(a)	Cash ($)(b)	Awards ($) (c)	Awards ($) (d)	($) (e)	($) (f)	($) (g)	Total ($) (h)

Richard A. Bendis	$26,000	$0	$13,800	—	—	—	$39,800
Edgar Berkey	$16,000	$0	$13,800	—	—	—	$29,800
James D. Chiafullo	$16,000	$0	$13,800	—	—	—	$29,800
Edwin J. Kipela	$16,000	$0	$13,800	—	—	—	$29,800

Each non-employee director of the Corporation receives an annual retainer of $10,000, upon such director’s initial election or re-election to the Board of Directors and a $1,500 per meeting fee plus reimbursement for their actual expenses incurred in attending such meetings (excluding telephonic meetings). In addition, the Corporation has established the 1990 Non-Employee Director Stock Option Plan (the “Non-Employee Plan”) which provides for the grants of options to non-employee directors to purchase an aggregate of up to 600,000 shares of Common Stock. Under the Non-Employee Plan, the exercise price of options granted shall be 100% of the fair market value of such shares on the date such options are granted subject to adjustment as provided in the plan. The options expire ten years from the date of grant. Options granted under the Non-Employee Plan do not qualify as incentive stock options under the Internal Revenue Code.

During the last fiscal year, the Corporation granted and vested options covering 10,000 shares of common stock to each non-employee director of the Corporation at an exercise price per share of $1.47, which was the fair market value of such shares on the date the options were granted. The options expire ten years from the date of grant.

Employee directors are not compensated in their role as directors with the exception of grants under the 1990 Employee Director Stock Option Plan (the “Employee Director Plan”) pursuant to which options to purchase an aggregate of up to 500,000 shares of Common Stock, subject to the amendment to the Employee Director Plan proposed for this meeting and subject to adjustment in the event of any change in the Common Stock, may be granted to employee directors. Under the Employee Director Plan, the exercise price of options granted shall be 100% of the fair market value of such shares on the date such options are granted. The Corporation did not grant any options under the Employee Director Plan in the fiscal year ended January 31, 2005. On February 15, 2005, the Corporation’s Chairman and Chief Executive Officer was awarded stock options for 250,000 shares of the Corporation’s common stock under the terms of the Employee Director Stock Option Plan in conjunction with his execution of a new employment agreement.

Compensation Committee Report

The Compensation Committee has reviewed the Compensation Discussion and Analysis included above, and has reviewed this document with members of our management team. Based upon the review and discussions that the Compensation Committee had with management regarding the Compensation Discussion and Analysis, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in our proxy statement relating to the annual meeting of stockholders in 2007.

Members of the Compensation Committee:

James D. Chiafullo
Edgar Berkey
Edwin J. Kipela, Chairman

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED
STOCKHOLDER MATTERS

Security Ownership

The following table sets forth information with respect to the beneficial ownership of the Corporation’s Common Stock as of September 14, 2007 by:

•	each person who is known by us to beneficially own 5% or more of our outstanding common stock;

•	each of our executive officers named in the Summary Compensation Table;

•	each of our directors; and

•	all of our officers and directors as a group.

Beneficial ownership is determined in accordance with SEC rules, and the information is not necessarily indicative of beneficial ownership for any other purpose. In computing the number of shares beneficially owned by a person, we have included shares for which the named person has sole or shared power over voting or investment decisions and also any shares of Common Stock which the named person has the right to acquire, through conversion or option exercise, or otherwise, within 60 days after September 14, 2007. Beneficial ownership calculations for 5% stockholders are based solely on publicly-filed Schedule 13Ds or 13Gs, which 5% stockholders are required to file with the SEC.

Except as otherwise indicated, and subject to applicable community property laws, to the Corporation’s knowledge, the persons named below have sole voting and investment power with respect to all shares of Common Stock held by them. As of September 14, 2007, there were 20,734,191 shares of Common Stock outstanding.

Unless otherwise indicated, the address of each beneficial owner listed below is c/o Corporate Secretary, PDG Environmental, Inc., Westinghouse Science & Technology Center, 1386 Beulah Road, Building 801, Pittsburgh, Pennsylvania 15235.

		Percentage of
	Amount and Nature	Class of
	of Beneficial	Common
Name of Beneficial Owner	Ownership of Stock	Shares Owned

John C. Regan(1) (2) (3)	2,380,680	11.2
Richard A. Bendis(1) (4)	125,250	*
Edgar Berkey(1) (8)	120,000	*
James D. Chiafullo(1) (2) (7)	120,000	*
Edwin J. Kilpela(1) (5)	130,000	*
Todd B. Fortier(2) (9)	89,000	*
Nick Battaglia(2) (9)	0	*
Barron Partners, LP(6)	2,000,000	8.8
Costa Brava Partnership III LP(10)	2,010,661	9.7
All of our directors and officers as a group including those named above (7 persons)(11)	3,464,930	15.8

*	Indicates less than 1%.

(1)	Director

(2)	Officer

(3)	Includes 300,000 shares of Common Stock that may be acquired within 60 days after September 14, 2007 pursuant to options granted under the Employee Director Plan and 140,000 shares of Common Stock that may be acquired within 60 days after September 14, 2007 pursuant to options granted under the Employee Incentive Stock Option Plan.

(4)	Includes 100,250 shares of Common Stock that may be acquired within 60 days after September 14, 2007 pursuant to options granted under the Non-Employee Director Plan and 10,000 shares of Common Stock that may be acquired within 60 days after September 14, 2007 pursuant to non-qualified stock options.

(5)	Includes 90,000 shares of Common Stock that may be acquired within 60 days after September 14, 2007 pursuant to options granted under the Non-Employee Director Plan.

(6)	Consists of 2,000,000 shares of Common Stock that may be acquired pursuant to a warrant issued as part of private placement of the Company’s Common Stock, held by Barron Partners, LP, of which Barron Capital Advisors LLC is the general partner. Andrew Barron Worden is the managing member of the general partner. Mr. Worden disclaims beneficial ownership of shares held by Barron Partners except to the extent of his pecuniary interest in these shares. Barron Partners is located at 730 Fifth Avenue, 9th Floor, New York, NY 10019.

(7)	Includes 100,000 shares of Common Stock that may be acquired pursuant to options within 60 days after September 14, 2007 granted under the Non Employee Director Incentive Stock Option Plan.

(8)	Includes 30,000 shares of Common Stock that may be acquired within 60 days after September 14, 2007 pursuant to options granted under the Non-Employee Director Incentive Stock Option Plan.

(9)	Mr. Fortier resigned his position as CFO in April 2007. Nick Battaglia was hired as CFO on May 23, 2007.

(10)	Consists of 2,010,661 shares of Common Stock held by Costa Brava Partnership III LP. Seth W. Hamot is the president of Roark, Rearden & Hamot, LLC, which is the general partner of Costa Brava Partnership III L.P.. Mr. Hamot disclaims beneficial ownership of shares held by Costa Brava Partnership except to the extent of his pecuniary interest in these shares. Costa Brava Partnership is located at 450 Boylston Street, Boston, MA 02116.

(11)	Includes 1,270,250 shares of Common Stock that may be acquired within 60 days after September 14, 2007 pursuant to options granted under the Employee Incentive Stock Option Plan, the Employee Director Plan and the Non-Employee Director Plan.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than 10% of a registered class of our equity securities to file initial reports of beneficial ownership (Form 3) and reports of changes in beneficial ownership (Forms 4 and 5) of common stock and other equity securities of ours with the Securities and Exchange Commission (“SEC”). Officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Our information regarding compliance with Section 16(a) is based solely on a review of the copies of such reports furnished to us by our executive officers, directors and greater than 10% beneficial owners. During the fiscal year ended January 31, 2007, we believe that all of our executive officers, directors and greater than 10% beneficial owners complied with all applicable Section 16(a) filing requirements.

Equity Compensation Plan Information

The following table is as of the end of the most recent fiscal year (January 31, 2007) and reflects all compensation plans under which equity securities of the Corporation are authorized for issuance.

	(a)	(b)	(c)
			Number of Securities
	Number of Securities	Weighted average	remaining available
	to be issued upon	Exercise price	for future issuances under
	exercise of outstanding	of Outstanding	equity compensation plans
	options, warrants	options, warrants	(excluding securities reflected
Plan Category	and rights	and rights	in column (a))

Equity compensation plans approved by security holders(1)	2,633,867	$0.87	1,291,216
Equity compensation plans not approved by security holders(2)	10,000	$0.65	—

Total	2,643,867	$0.87	1,291,216

(1)	Includes the Incentive Stock Option Plan, the Stock Option Plan for Non-Employee Directors and the Stock Option Plan for Employee Directors.

(2)	Includes 10,000 non-qualified stock options issued to Richard Bendis, our director, for consulting performed in 1991. The options are at an exercise price of $0.65 and expire on May 14, 2010.

AUDIT COMMITTEE MATTERS

The following Report of the Audit Committee does not constitute “solicitation material” and shall not be deemed to be filed or incorporated by reference into any other company filing with the Securities and Exchange Commission, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate the report by reference into a document filed under the Securities Act of 1933, as amended, or the Exchange Act.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee is composed of three members each of whom is “independent” as defined by Rule 10A-3 under the Exchange Act and AMEX listing standards. The Audit Committee operates under a written Audit Committee Charter (the “Charter”) first adopted by the Board of Directors in 2000 and subsequently amended

Management has the primary responsibility for the financial statements and the reporting process including the systems of internal control. The independent registered public accounting firm is responsible for performing an independent audit of the Corporation’s financial statements in accordance with generally accepted auditing standards and for issuing a report thereon. The Audit Committee is charged with the duty to monitor and oversee these processes.

In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited financial statements in the Annual Report on Form 10-K with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and clarity of disclosures in the financial statements.

The Audit Committee met with both management and the Corporation’s independent registered public accounting firm to review and discuss the Corporation’s 2007 year end financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Audit Committee that all financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee review included discussions with the independent registered public accounting firm regarding matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communications with Audit Committees).

The Audit Committee also received written disclosure from the independent registered public accounting firm as required by the Independence Standards Board Statement No. 1 (Independence Discussions with Audit Committees) and discussed with the independent registered public accounting firm matters relating to the independent registered public accounting firm’s independence from management. The independent registered public accounting firm informed the Audit Committee that it was independent with respect to the Corporation within the regulations promulgated by the Securities and Exchange Commission and the requirements of the Independence Standards Board. The Audit Committee also considered the compatibility of non-audit services with the registered public accounting firm’s independence and concluded that the provisions of such services had not and has not impaired the independent registered public accounting firm’s independence.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended January 31, 2007 for filing with the Securities and Exchange Commission.

Members of the Audit Committee:

Richard A. Bendis, Chairman
Edgar Berkey
Edwin J. Kilpela

PROPOSAL TWO:
PROPOSAL TO AMEND THE PDG ENVIRONMENTAL, INC.
INCENTIVE STOCK OPTION PLAN

On August 21, 2007, the Board of Directors voted to amend the PDG Environmental, Inc. Incentive Stock Option Plan (the “Employee Stock Plan”), subject to approval by the stockholders, to increase the total number of shares of Common Stock which may be granted thereunder from 5,000,000 shares to 5,500,000 shares.

Background

The Board of Directors adopted the Employee Stock Plan for the benefit of the Corporation’s employees based upon the belief that it promotes the best interests of the Corporation and its stockholders by encouraging stock ownership in the Corporation by employees, thus stimulating their efforts on behalf of the Corporation, strengthening their desire to remain with the Corporation, and to provide a compensation increase to employees while at the same time conserving the Corporation’s cash. The Employee Stock Plan, as currently in effect, was adopted by the Corporation in December, 1990 and amended in 2000 to extend the life of the Employee Stock Plan until December 14, 2010.

The Plan

The following is a summary of the principal features of the Employee Stock Plan.

Term:  The Employee Stock Plan shall remain in effect until December 14, 2010 unless sooner terminated by the Board of Directors of the Corporation.

Shares Subject to the Employee Stock Plan:  The total number of shares of Common Stock of the Corporation which may be granted under the Employee Stock Plan is 5,500,000 shares (which includes the 500,000-share increase for which authorization from stockholders is sought), subject to adjustments provided for in the Employee Stock Plan in order to prevent dilution or enlargement of rights under the Employee Stock Plan. If an option expires or is terminated for any reason, the unpurchased or forfeited shares shall be eligible for future awards.

Eligibility:  Every employee of the Corporation is eligible to participate in the Employee Stock Plan.

Option Price:  The option price shall be fixed by the Board of Directors but shall in no event be less than 100% of the fair market value of the Corporation’s Common Stock on the date of grant. On September 11, 2007, the closing price for the Corporation’s Common Stock was $1.10.

Terms and Conditions of Options:  No option granted under the Employee Stock Plan will be transferable other than by will or by the laws of descent and distribution and each option will be exercisable during the lifetime of the optionee only by the optionee. Options granted will expire no later than ten years from the date of grant. In the event of death or permanent disability, an outstanding option can be exercised for one year thereafter. The optionee shall forfeit all rights under the option (except as to any shares already purchased) if the optionee terminates employment with the Company.

Tax Consequences:

An optionee to whom an incentive stock option is granted will not recognize any taxable income upon the grant of the option. Neither will the optionee recognize any taxable income upon the exercise of such option, but the amount by which the fair market value of the shares on the date of exercise exceeds the option price paid will be a tax preference item for the purposes of the alternative minimum tax. The shares received pursuant to the exercise of the option will have a tax basis equal to the option price paid. The Corporation will not be entitled to a deduction in respect to the granting or exercise of such option.

The prescribed holding period for stock received pursuant to such an option is the greater of two years from the date the option is granted and one year from the date the shares are transferred to the optionee. If the optionee does not dispose of the stock before the expiration of this holding period, they shall realize a long-term capital gain or loss upon a later disposition of the stock. The amount of this gain or loss shall be equal to the difference between the amount he or she realizes on the disposition and the option price paid.

When shares purchased under the incentive stock option plan are disposed of prior to the expiration of the prescribed holding period, a disqualifying disposition will occur. In such a case, the optionee will recognize the ordinary income at the time of the disposition in an amount equal to the excess of the fair market value of the stock on the date of the exercise over the option price paid for those shares. This ordinary income will be limited to the amount by which (a) the amount realized or (b) the fair market value at the date of the exercise, whichever is less, exceeds the option price paid for the shares. If the difference between the amount realized on the disposition and the option price paid exceeds the difference between the fair market value of the stock on the date of exercise and the option price paid, the excess amount will be taxed as a long-term capital gain. If the amount realized on the disqualifying disposition is less than the option price paid, the difference will be either a long-term or short-term capital loss. The Corporation will be entitled to a deduction, in the same year and in the same amount, as the ordinary income the optionee resulting from the disqualifying disposition.

Vote Required

The amendment to the PDG Environmental, Inc. Employee Stock Plan requires the affirmative vote of the holders of shares representing a majority of the votes present at the Annual Meeting in person or by proxy and entitled to vote. Unless otherwise instructed, the proxies will vote “FOR” this proposal two.

Recommendation of the Corporation’s Board of Directors

The Board of Directors recommends that the stockholders vote “FOR” the amendment of the PDG Environmental, Inc. Incentive Stock Option Plan

PROPOSAL THREE:
PROPOSAL TO RATIFY THE SELECTION OF MALIN, BERGQUIST & COMPANY, LLP
AS THE CORPORATION’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors of the Corporation has selected Malin, Bergquist & Company, LLP to serve as the Corporation’s independent registered public accounting firm for the fiscal year ending January 31, 2008. Malin, Bergquist & Company, LLP served as the Corporation’s independent registered public accounting firm for the fiscal year ended January 31, 2007. A representative from Malin, Bergquist & Company, LLP will be present at the Annual Meeting, will be given the opportunity to make a statement, if he or she so desires, and will be available to respond to appropriate questions.

The stockholders are asked to ratify the appointment of Malin, Bergquist & Company, LLP as the independent public accounting firm for the Corporation for the year ending January 31, 2008. If the stockholders fail to ratify the appointment, the Audit Committee and the Board of Directors of the Corporation will reconsider whether or not to retain Malin, Bergquist & Company, LLP. Even if the appointment is ratified, the Corporation’s Board of Directors in its discretion may direct the appointment of a different independent auditing firm at any time during the year if the Board of Directors believes that such a change would be in the best interests of the Corporation and the stockholders.

Fees Billed by Malin, Bergquist and Company, LLP during Fiscal Year 2007 and 2006

During the fiscal years ended January 31, 2007 and 2006, Malin, Bergquist and Company, LLP acted as our independent auditors and aggregate fees billed various audit, audit-related and non-audit services were as follows:

	2007	2006

Audit Fees(1)	$98,400	$70,290
Audit-Related Fees(2)	46,196	50,086
Tax Fees(3)	45,354	14,360
All Other Fees(4)	—	—

	$189,950	$134,736

(1)	Audit fees were for professional services rendered for the audits of our financial statements, quarterly review of the financial statements included in our Quarterly Reports on Form 10-Q, or services that are normally provided by Malin, Bergquist and Company, LLP in connection with the statutory and regulatory filings or engagements for the fiscal years ended January 31, 2007 and 2006.

(2)	Fees paid in connection with audit-related matters

(3)	Tax fees include tax return preparation, tax compliance, tax planning and tax advice.

(4)	Malin, Bergquist and Company, LLP did not bill us any additional fees that are not disclosed under “Audit Fees,” “Audit-Related Fees” or “Tax Fees.”

Our Audit Committee pre-approves the provision of all audit and non-audit services (including tax services) by the independent auditors and also approves all audit and non-audit engagement fees and terms with the independent auditors. All audit and non-audit services provided by Malin Bergquist in 2006 and 2007 were approved in advance by the Audit Committee, and no fees were paid in 2006 or 2007 under a de minimus exception that waives pre-approval for certain non-audit services.

Vote Required

The affirmative vote of a majority of the votes cast by holders of common stock entitled to vote at the Annual Meeting, at which a quorum is present either in person or by proxy, is required for approval of this proposal. Unless otherwise instructed, the persons named in the accompanying proxy will vote “FOR” the ratification of the appointment of Malin, Bergquist & Company, LLP as our independent registered public accounting firm for the year ending January 31, 2008.

Recommendation of the Corporation’s Board of Directors

The Corporation’s Board of Directors has approved this proposal and recommends that the stockholders vote “FOR” the ratification of the selection of Malin, Bergquist & Company, LLP as the Corporation’s independent registered public accounting firm for the fiscal year ending January 31, 2008.

OTHER MATTERS

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent as the board of directors may recommend. Discretionary authority with respect to other matters is granted by the execution of the enclosed proxy, unless you specifically withhold that power.

STOCKHOLDER PROPOSALS FOR 2008 ANNUAL MEETING

Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), stockholders may present proper proposals for inclusion in the Corporation’s proxy statement for consideration at the next Annual Meeting of Stockholders by submitting such proposals to the Corporation in a timely manner. In order to be so included in our proxy statement for the 2008 Annual Meeting, stockholder proposals must be received by the Corporation no later than May 28, 2008 and must otherwise comply with the requirements of Rule 14a-8. As the SEC rules make clear, simply submitting a proposal does not guarantee that it will be included. A copy of the Corporation’s Annual Report for the fiscal year ended January 31, 2007 is being mailed with this proxy. The Annual Report is not considered proxy solicitation material.

STOCKHOLDERS MAY OBTAIN, WITHOUT CHARGE, A COPY OF OUR ANNUAL REPORT ON FORM 10-K, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE YEAR ENDED JANUARY 31, 2007, BY WRITING TO THE CORPORATE SECRETARY, PDG ENVIRONMENTAL, INC., WESTINGHOUSE SCIENCE & TECHNOLOGY CENTER, 1386 BEULAH ROAD, BUILDING 801, PITTSBURGH, PENNSYLVANIA 15235.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE IN ORDER TO ENSURE THE REPRESENTATION OF YOUR SHARES. STOCKHOLDERS WHO ATTEND THE ANNUAL MEETING MAY VOTE THEIR SHARES PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

By Order of the Board of Directors,

James D. Chiafullo
Corporate Secretary
September 21, 2007

? FOLD AND DETACH HERE AND READ THE REVERSE SIDE ? Form Of PDG ENVIRONMENTAL, INC. Proxy for Annual Meeting of Stockholders, November 6, 2007 The undersigned hereby constitutes and appoints James D. Chiafullo, with powers of substitution, as proxy, to vote all of the shares of the Common Stock of the Corporation registered in the name of the undersigned at the close of business on September 24, 2007, at the Annual Meeting of Stockholders of the Corporation to be held on November 6, 2007 at 9:00 A.M., E.D.T. at the Corporation’s Office at 1386 Beulah Road, Building #801, Pittsburgh, PA 15235, and at any adjournment thereof, upon the matters described in the Notice of such Annual Meeting and Proxy Statement dated September 21, 2007, receipt of which is hereby acknowledged, and upon any other business that may properly come before the Meeting. The shares represented by this Proxy will be voted as specified here-on, but if no specification is made, the proxy intends to vote FOR the election of the nominees listed in the Proxy Statement and FOR approval of the other proposals described in the Proxy Statement. (continued and to be signed and voted on the reverse side)

? FOLD AND DETACH HERE AND READ THE REVERSE SIDE ? Please mark your votes X This proxy is solicited on behalf of the Board of Directors like this FOR all the nominees listed below WITHHOLD 1. Election of Directors (except as marked to AUTHORITY the contrary below) to vote for all FOR AGAINST ABSTAIN John C. Regan James D. Chiafullo 2. Amendment of the PDG Environmental, Inc. Richard A. Bendis Edwin J. Kilpela Incentive Stock Option Plan Edgar Berkey for a term of one year FOR AGAINST ABSTAIN INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name 3. Ratification of the Independent in the space provided below. Registered Public Accounting Firm: Malin, Bergquist & Company, LLP ___COMPANY ID: PROXY NUMBER: ACCOUNT NUMBER: Signature(s) of Stockholder(s) Dated: , 2007 Signature(s) must correspond with the name or names as they appear printed on this Proxy. When signing as attorney, administrator, executor, guardian or trustee, please add your full title as such. If shares are registered in the names of joint tenants or trustees, each joint tenant or trustee should sign. PLEASE DATE, SIGN AND MAIL THIS PROXY IN THE ENVELOPE PROVIDED, POSTAGE NOT NECESSARY IF MAILED IN THE UNITED STATES.